                                                                    EXHIBIT 10.1

                                                          CONFIDENTIAL TREATMENT



                SECOND AMENDMENT TO LOAN AND PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND PURCHASE AGREEMENT ("Second Amendment") is entered into as of this 19th day of April, 1996, by and among

                               *


Applied Printing Technologies, L.P., a Delaware limited partnership with its principal place of business at 463 Barell, Carlstadt, New Jersey 07072 ("AGT"), Mortimer B. Zuckerman, an individual
* ("Mr. Zuckerman"), Daily News, L.P., a Delaware limited partnership with its principal place of business at 450 West 33rd Street, New York, New York 10001, Applied Graphics Technologies, Inc., a Delaware corporation with its principal place of business at 28 West 23rd Street, New York, New York 10010 ("New AGT"), and U.S. News & World Report, L.P., a Delaware limited partnership with its principal place of business at 2400 N Street N.W., Washington, D.C. 20037 (collectively, the "Zuckerman/Drasner Properties").

     PRELIMINARY STATEMENTS
     ----------------------

     (1) *           Mr. Zuckerman and AGT are parties to a Loan and Purchase
Agreement dated as of January 8,1992 (the "Agreement") and as amended by a First Amendment of Loan and Purchase Agreement dated as of September 18, 1995 (the "First Amendment" and collectively with the Agreement, the "Purchase Agreement")
pursuant to which   *    has extended certain Loans to Mr. Zuckerman, and    *
and AGT have entered into certain supply arrangements (capitalized terms not otherwise defined shall have the meanings attributable to them in the Purchase Agreement).

     (2) AGT is proposing to transfer its pre-press and digital imaging services business and the assets of its integrated printing business located in Los Angeles, California to New AGT in exchange for 9,309,900 shares of common stock in New AGT and certain additional consideration on the terms and conditions set forth in New AGT's preliminary Prospectus, dated March 15, 1996 (the "Preliminary Prospectus") (the "Transaction").

     (3) In connection with the Purchase Agreement, AGT is required to make
certain purchases of                   *                     from      *
(the     *    Purchases") and the Zuckerman/Drasner Properties are required to
make certain purchases of                       *                            and
*                  .

     (4) As a result of the Transaction, a substantial amount of the   *
Purchases will be made by New AGT.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -2-            CONFIDENTIAL TREATMENT

        Section 1.  Amendments to Purchase Agreement.  The Purchase Agreement is
                    --------------------------------
amended, effective consummation of New AGT's initial public offering in the Preliminary Prospectus (the "Effective Date"), as follows:

    (a) New AGT shall become a party to the Purchase Agreement on the terms and conditions set forth in this Second Amendment.

    (b) All references in the Purchase Agreement to AGT shall be deemed to be and hereby are amended to read "AGT and New AGT", including but not limited to the following sections, with exceptions as set forth below; provided, however, that nothing in the first clause in this subsection
        (b) shall construed so as to conflict with or override any other provision of this 2nd Amendment that specifically provides for different treatment:

            (1)   Section 1 in the definitions of "Actual    *    Purchases",
        "Imputed     *   Purchases" and "Actual     *   Purchases", with the
        effect that New AGT's purchases shall be included in each of the foregoing.

            (2)   Section 9A.

            (3) Section 9B, except that with respect to Section 9B(f) (i) the reference to "AGT" shall not be deemed a reference to "AGT and New AGT", and (ii) the references to documents or certificates as set forth in
        Section 8 shall be deemed to be a reference solely to such documents or certificates with respect to AGT.

            (4)  Section 10.

            (5)  Section 10A.

            (6) Section 11, provided that AGT and New AGT shall each be entitled to Rebates in respect of their respective purchases in accordance with and pursuant to the formulas set forth in the Rebate Table.

            (7)  Section 12.

            (8) Section 14, except that the reference to AGT and New AGT in all requirements therein imposed on AGT shall read "AGT and New AGT shall each...", so that each of AGT and New AGT shall separately fulfill the requirements of Section 14 as to itself and without regard to the other party's obligation.

            (9) Section 16, except that the reference to AGT and New AGT shall be in the disjunctive (e.g., "by AGT, New AGT, or Mr. Zuckerman").


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -3-            CONFIDENTIAL TREATMENT


            (10) Section 17, except that the reference to AGT and New AGT shall be in the disjunctive (e.g., "either AGT or New AGT").

            (11) Section 18, with the intent that New AGT is jointly and
        severally with AGT indemnifying       *      in all respects set forth
        therein.

            (12) Section 19, with the intent that New AGT shall be one of the "parties" which agrees to confidentiality therein.

            (13) Section 20, with the intent that New AGT shall be one of the "parties" described therein.

            (14)  Section 21.

            (15)  Section 2 of the First Amendment, except that the reference shall read "neither Mr. Zuckerman, nor AGT nor New AGT has breached...."

    (c) Section 6 is amended by adding a new subdivision (g) at the end thereof to read in its entirety as follows:

           "(g)    Mandatory Prepayment. Principal of the Notes is subject to
                   --------------------
                   mandatory prepayment under certain circumstances as set forth in the Notes."

    (d) Section 9B is further amended by adding a new subdivision (g) at the end thereof to read in its entirety as follows:

           "(g)  *  shall have received the following documents from New AGT:

                (i) a certificate executed and delivered by an officer of New
                    AGT (A) covering the due incorporation and continued valid existence of New AGT under Delaware law as of the date of delivery, and (B) containing a statement that New AGT has taken all of the corporate action required under applicable law to become a party to the Purchase Agreement (including this Second Amendment) and that it constitutes a continuing, valid, and binding obligation of New AGT in accordance with it terms;

               (ii) the financial statements for New AGT for the two most recent fiscal years, certified by independent public accountants without qualification, together with unaudited statements for any completed quarter since the date of the last audited fiscal year (the "Financial Statements") and a certificate from an officer of New AGT stating that there has been no material adverse changes in the financial


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -4-            CONFIDENTIAL TREATMENT


                    condition or operations of New AGT except as set forth in such Financial Statements; and

             (iii)  New AGT shall deliver an opinion of counsel to New AGT in
                    form reasonably satisfactory to   *    respecting the
                    matters set forth in subsection (i) above and such other legal matters as are usual and customary at the time of issuance of a commercial loan."



    (e) Section 12 is further amended by adding the following new subsections to the end thereof to read in their entirety as follows:

           "12(i) New AGT has delivered to        *       a complete copy of the
           Registration Statement on Form S-1, File No. 333-00478 and the related Prospectus. AGT, New AGT and Zuckerman represent such Registration Statement, as declared effective, does not misstate, contain any misstatement or omit to state any material fact or circumstance relating to the business and transactions described therein and is to the best of their knowledge true and correct in any material respect.

           12(j) New AGT has all of the necessary corporate authorization to enter into the Purchase Agreement and it has been duly executed and delivered by an authorized corporate officer, and constitutes a valid and legally binding obligation of New AGT in accordance with its terms, except as limited by bankruptcy, insolvency or other laws relating to the enforcement of creditors rights.

           12(k) New AGT has delivered to   *   a copy of any and all existing
           agreements between New AGT and any other          *      manufacturer
           pursuant to which New AGT is obligated to purchase any      *
           that have not been previously delivered to   *     pursuant to the
           terms of this Agreement."

    (f) Section 14 is amended by adding the following new subsections to the end thereof to read in their entirety as follows:

           "(h)  Securities Laws Filings.  AGT shall furnish to    *   copies of
                 -----------------------
               all filings under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder (the "Federal Securities Laws") relating to AGT's ownership or transfer of shares of the

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -5-            CONFIDENTIAL TREATMENT


               capital stock of New AGT acquired in the Transaction or otherwise (including, without limitation, registration statements, Forms 144, Forms 4 and 5 and Schedule 13Ds and amendments thereto) at the same time as such filings are first sent to the Securities and Exchange Commission.

           (i) Notices of Sale.  AGT shall furnish to   *    true and complete
               ---------------
               reports of the proceeds of all transfers and sales of the capital stock of New AGT owned by it, including a statement of the applicable brokers' commissions and a calculation of the amount required to be prepaid under the Notes as a result of such sale in accordance with the prepayment provisions of such Notes. AGT shall furnish such notice within two (2) business days after confirmation of such sale."

    (g) Section 15 is amended by adding the following new subsections to the end thereof to read in their entirety as follows:

           "(h)  Securities Laws Filings.  Mr. Zuckerman shall furnish to   *
                 -----------------------
               copies of all filings under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder (the "Federal Securities Laws") relating to Mr. Zuckerman's direct or indirect, beneficial ownership or transfer of shares of the capital stock of New AGT acquired in the Transaction or otherwise (including, without limitation, registration statements, Forms 144, Forms 4 and 5 and Schedule 13Ds and amendments thereto) at the same time as such filings are first sent to the Securities and Exchange Commission.

           (i) Notices of Sale.  Mr. Zuckerman shall furnish to   *    true and
               ---------------
               complete reports of the proceeds of all transfers and sales of the capital stock of New AGT owned by him, including a statement of the applicable brokers' commissions and a calculation of the amount required to be prepaid under the Notes as a result of such sale in accordance with the prepayment provisions of such Notes. Mr. Zuckerman shall furnish such notice within two (2) business days after confirmation of such sale."

    (h) Section 21 is further amended by adding a notice address for New AGT to read in its entirety as follows:

               "If to New AGT:


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -6-            CONFIDENTIAL TREATMENT


               Applied Graphics Technologies, Inc.
               c/o Daily News
               450 West 33rd Street
               New York, NY  10001-2681
               Attention:  Martin D. Krall"


        (i) Exhibit E to the Purchase Agreement is amended by replacing it in its entirety with the amended form of Term Loan Note attached hereto as Exhibit B.


        Section 2.  Consent.  Each of       *        hereby consent to the
                    -------
     Transaction and, solely for the purpose of Section 19 of the Purchase Agreement, consent to the reference and disclosure of the Purchase Agreement in the Prospectus that constitutes a part of the Registration Statement on Form S-1 (File No. 333-000478) filed by New AGT, and to the filing of a redacted version of the Purchase Agreement and the Second
     Amendment in form acceptable to        *       under an order of the
     Securities and Exchange Commission assuring confidential treatment through December 31, 2000 under rule 406 promulgated under the Securities Act of 1933, as amended, as an exhibit to such Registration Statement; provided, however, that this consent does not constitute a statement or representation as to the accuracy or adequacy of such disclosure.

        Section 3.  Amendment to Notes.  The Notes shall be amended as of the
                    ------------------
     Effective Date to add appropriate references to New AGT pursuant to the amendments attached hereto as Exhibits A-1 and A-2, respectively.

        Section 4.  Amendment to Guaranty Agreement.  All references in the
                    -------------------------------
     Guaranty Agreement to AGT shall be deemed to be and hereby are amended to be references to AGT and New AGT. Mr. Zuckerman shall deliver on or before the Effective Date an executed copy of the Amended and Restated Guaranty Agreement attached hereto as Exhibit C.

        Section 5.  Confirmation of Agreement.  Except as expressly amended
                    -------------------------
     herein, the Purchase Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

        Section 6.  Execution in Counterparts.  This Second Amendment may be
                    -------------------------
     executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

        Section 7.  Governing Law.  The interpretation and construction of this
                    -------------
     Second Amendment of Loan and Purchase Agreement, and all matters in connection herewith, shall be governed by the substantive laws of the State of New York, without regard to the choice of law principles thereof.

               [remainder of this page left intentionally blank]


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      -7-            CONFIDENTIAL TREATMENT


        Section 8.  Effectiveness.  This Second Amendment, the amendment to the
                    --------------
     Purchase Agreement, and the amendments to the Notes and the Amended and Restated Guaranty Agreement (the forms of which are attached hereto) shall be effective upon the Effective Date.


     WITNESS the following signatures.


     *                                                *





MORTIMER B. ZUCKERMAN             DAILY NEWS, L.P.

                                  By:
- --------------------------------  --------------------------------------------
(signature)                       (signature)

                                  ----------------------------------------------
                                  (title)


U.S. NEWS & WORLD REPORT, L.P.    APPLIED PRINTING TECHNOLOGIES, L.P.


By:                               By Appligraph, Inc. its sole general partner
- --------------------------------  --------------------------------------------
(signature)
                                  By :
- --------------------------------  --------------------------------------------
(title)                           (signature)

                                  (title)

APPLIED GRAPHICS TECHNOLOGIES, INC.

By:
- --------------------------------
(signature)

- --------------------------------
(title)



310178-02 / DOCSDC1


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                     EXHIBIT A-1

                       FIRST AMENDMENT TO PROMISSORY NOTE

     THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made as of
the 19th day of April, 1996 by and between              *                and
MORTIMER B. ZUCKERMAN ("Borrower").

     This Amendment is made with reference to the following facts:

     A. Borrower is indebted to Lender in the original principal sum of TWELVE MILLION DOLLARS ($12,000,000.00), which indebtedness is evidenced by Borrower's Promissory Note dated January 8, 1992 (the "Promissory Note").

     B. The loan from Lender to Borrower evidenced by the Promissory Note was made in connection with the Loan and Purchase Agreement dated as of January 8,
1992 (the "Agreement") among              *             Lender, Applied Printing
Technologies, L.P ("AGT"), Borrower, Daily News, L.P., as amended by a First Amendment of Loan and Purchase Agreement dated as of September 18, 1995 (as amended, the "Purchase Agreement").

     C. In connection with a initial public offering of Applied Graphics Technologies, Inc. ("New AGT"), the parties to the Purchase Agreement and New AGT have executed a Second Amendment to the Loan and Purchase Agreement (the "Second Amendment").

     D. The Second Amendment contemplates that the Promissory Note will be amended in the manner set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. All references in the Promissory Note to "AGT" are hereby deemed to be references to "AGT or New AGT", except as set forth below:

        a. The reference in subparagraph (e) of the Promissory Note to "AGT" is deemed to be a collectively reference to "AGT and New AGT".

        b. The reference in subparagraph (k) of the Promissory Note to "AGT" shall remain a reference solely to AGT.


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      2                CONFIDENTIAL TREATMENT


     2. The following new paragraph is hereby added to the Promissory Note immediately after the fourth paragraph on the first page of the Promissory Note, to read in its entirety as follows:



                                       *








     3. A new subparagraphs (l) and (m) are hereby added to the Promissory Note immediately after subparagraph (k) to read in their entirety as follows:

         "(l) Failure to Make Prepayment.  Borrower fails to make a Prepayment
              --------------------------
         within the time specified above.

          (m) Dissolution of New AGT. New AGT is dissolved."
              ----------------------

     4. The first two lines of the paragraph beginning on the top of page 4 of the Promissory Note are hereby amended to read in their entirety as follows:

         "If there shall occur an Event of Default under subparagraphs (a), (b),
         (c), (d), (e), (f), (k), (l) or (m) above,"


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                      3                CONFIDENTIAL TREATMENT


     5. All references in the Purchase Agreement or the Second Amendment to the Promissory Note shall be deemed to refer to the Promissory Note as hereby amended.

     6. An executed copy of this Amendment shall be affixed to the Promissory Note.

     7. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     8. All of the terms, covenants and conditions of the Promissory Note shall continue in full force and effect, as modified hereby. This Amendment is not intended to be, and shall not constitute, a substitution or novation of the Promissory Note.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                              BORROWER:

                              __________________________
                              MORTIMER B. ZUCKERMAN



                              LENDER:

                              *


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                     EXHIBIT A-2

                       FIRST AMENDMENT TO PROMISSORY NOTE

     THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made as of
the 19th day of April, 1996 by and between                       *
and MORTIMER B. ZUCKERMAN ("Borrower").

     This Amendment is made with reference to the following facts:

     A. Borrower is indebted to Lender in the original principal sum of THREE MILLION DOLLARS ($3,000,000.00), which indebtedness is evidenced by Borrower's Promissory Note dated June 23, 1993 (the "Promissory Note").

     B. The loan from Lender to Borrower evidenced by the Promissory Note was made in connection with the Loan and Purchase Agreement dated as of January 8,
1992 (the "Agreement") among           *              , Lender, Applied Printing
Technologies, L.P ("AGT"), Borrower, Daily News, L.P., as amended by a First Amendment of Loan and Purchase Agreement dated as of September 18, 1995 (as amended, the "Purchase Agreement").

     C. In connection with a initial public offering of Applied Graphics Technologies, Inc. ("New AGT"), the parties to the Purchase Agreement and New AGT have executed a Second Amendment to the Loan and Purchase Agreement (the "Second Amendment").

     D. The Second Amendment contemplates that the Promissory Note will be amended in the manner set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. All references in the Promissory Note to "AGT" are hereby deemed to be references to "AGT or New AGT", except as set forth below:

        a. The reference in subparagraph (e) of the Promissory Note to "AGT" is deemed to be a collectively reference to "AGT and New AGT".

        b. The reference in subparagraph (k) of the Promissory Note to "AGT" shall remain a reference solely to AGT.


* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       2                CONFIDENTIAL TREATMENT


     2. The following new paragraph is hereby added to the Promissory Note immediately after the fourth paragraph on the first page of the Promissory Note, to read in its entirety as follows:



                                       *









     3. A new subparagraphs (l) and (m) are hereby added to the Promissory Note immediately after subparagraph (k) to read in their entirety as follows:


         "(l) Failure to Make Prepayment.  Borrower fails to make a Prepayment
              --------------------------
         within the time specified above.

          (m) Dissolution of New AGT. New AGT is dissolved."
              ----------------------



* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       3                CONFIDENTIAL TREATMENT


     4. The first two lines of the paragraph beginning on the top of page 4 of the Promissory Note are hereby amended to read in their entirety as follows:

           "If there shall occur an Event of Default under subparagraphs (a),
           (b), (c), (d), (e), (f), (k), (l) or (m) above,"

     5. All references in the Purchase Agreement or the Second Amendment to the Promissory Note shall be deemed to refer to the Promissory Note as hereby amended.

     6. An executed copy of this Amendment shall be affixed to the Promissory Note.

     7. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     8. All of the terms, covenants and conditions of the Promissory Note shall continue in full force and effect, as modified hereby. This Amendment is not intended to be, and shall not constitute, a substitution or novation of the Promissory Note.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                              BORROWER:

                              __________________________
                              MORTIMER B. ZUCKERMAN



                              LENDER:

                              *

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                       EXHIBIT B


                                 TERM LOAN NOTE
- --------------------------------------------------------------------------------
                                   EXHIBIT E


                       UNDER LOAN AND PURCHASE AGREEMENT
                       AMONG

                                       *


         APPLIED GRAPHICS AND MORTIMER B. ZUCKERMAN TECHNOLOGIES, L.P.
- --------------------------------------------------------------------------------




$___,000,000                                 *

                                             Dated as of _______, 199_



     FOR VALUE RECEIVED, the undersigned MORTIMER B. ZUCKERMAN, an individual
*                                   , ("Borrower"), promises to pay to the order
of                  *                                at its offices at
* the principal sum of _________ Million Dollars ($___,000,000), together with interest on the outstanding principal balance at the close of each day from the date hereof (the "Conversion Date") until paid in full at the Term Loan Fixed Rate (computed on the basis of a 360-day year consisting of twelve 30 day months, and paid for the actual number of days elapsed for which interest is due).

     This Promissory Note is the Term Note referred to in, and is entitled to the benefits of, the Loan and Purchase Agreement, dated as of January 8, 1992
between Borrower, Lender,                    *     and Applied Graphics
Technologies, L.P., as amended from time to time, to which reference is hereby made for a statement of terms and provisions thereof and for the definition of capitalized terms used herein and not otherwise defined. This Promissory Note replaces and restates in their entirety the First Note signed by Borrower in the principal amount of $12 million dated as of January 8, 1992 and the Second Note signed by Borrower in the principal amount of $3 million dated as of June 23, 1993.

                                       *




* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       2            CONFIDENTIAL TREATMENT


     Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Promissory Note.




                                       *





     The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

       (a)  Nonpayment.  Borrower fails to pay any installment of principal or
            ----------
    interest due hereunder within five days after the due date.

       (b)  Default in Other Obligations. Borrower, AGT or new AGT shall default
            ----------------------------
    (i) in the payment or performance of any other liability, indebtedness, or other obligation of Borrower to Lender or * (ii) in any payment of principal of, or interest on, any obligation for borrowed money (other than hereunder), including purchase money indebtedness, whether owing to Lender,
    * or any other person, and such person has accelerated the maturity thereof, or (iii) in the performance of any other term or condition contained in any agreement under which any such obligation for borrowed money is created, so that the holder of such obligation has accelerated the maturity thereof.

       (c)  Breach of Representations or Warranties.  Any representation or
            ---------------------------------------
    warranty made by Borrower, AGT or New AGT under the Loan and Purchase



* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       3            CONFIDENTIAL TREATMENT

    Agreement shall prove to have been false in any material respect as of the time made or furnished, or any representation or warranty made by Borrower, AGT or New AGT in any certificate or financial statement furnished pursuant to the provisions of the Loan and Purchase Agreement shall prove to have been false or misleading in any material respect as of the time made or furnished.

       (d)  Breach of Covenants. Borrower shall default in the performance of
            -------------------
    any other covenant, condition, or provision hereof or in the Loan and Purchase Agreement or AGT or New AGT shall default in the performance of any covenant, condition, or provision of the Loan and Purchase Agreement (excluding, however, the purchase requirements contained therein, a default in which is treated separately in subparagraph (e) below) and such default shall not be remedied within a period of twenty (20) days after Borrower or such other defaulting party first knows (or with due diligence should know) of the default.

       (e)  AGT's Breach of Purchase Requirements.  AGT and New AGT fail to
            -------------------------------------
    make Actual     *     Purchases          *        in an amount sufficient
    to cause the average amount of Actual *     Purchases during each such
    *              to equal at least


                    *



       (f)  General Payment Failure.  Borrower, AGT or New AGT is generally
            -----------------------
    not paying its debts as such debts become due.


       (g)  Voluntary Bankruptcy. Borrower, AGT or New AGT makes an assignment
            --------------------
    for the benefit of creditors, commences (as the debtor) any case in bankruptcy, or commences (as the debtor) any proceeding under any other insolvency law.

       (h)   Involuntary Bankruptcy. A case in bankruptcy or any proceeding
             ----------------------
    under any insolvency law is commenced against Borrower, AGT or New AGT (as the debtor in such case or proceeding) and a court having jurisdiction in the premises enters an order for relief against such debtor in such case or proceeding, or such case or proceeding is consented to by such debtor or remains undismissed for 90 days, or such debtor consents to or admits the material allegations against it in any such case or proceeding.

       (i)   Receivership. A trustee, receiver, agent or custodian (however
             ------------
    named) is appointed or authorized to take charge of substantially all of the property of Borrower, AGT or New AGT for the purpose of enforcing a lien against such property for the benefit of creditors (other than pursuant to Section 303(g) of the Bankruptcy Act).



* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       4            CONFIDENTIAL TREATMENT


       (j)  Death or Incompetency.  Borrower dies or becomes incompetent.
            ---------------------

       (k)  Dissolution of AGT or Change in Control. AGT is dissolved or sells,
            ---------------------------------------
    transfers, conveys, leases or otherwise disposes of all or substantially all of its assets or business to any entity not Controlled by Borrower, or any or all of the general partners of AGT resign or are removed for cause, or Borrower transfers all or any part of his interest in AGT (whether or not as a result of voluntary or involuntary bankruptcy, death or incompetency) which results in AGT not being Controlled by Borrower. An entity shall be deemed to be Controlled by Borrower if Borrower, directly or indirectly through wholly-owned entities, (i) owns more than 50% of the equity interest of such entity and (ii) can direct the business decisions of such entity.

       (l)  Failure to Make Prepayment. Borrower fails to make a Prepayment
            --------------------------
 within the time specified above.

       (m)  Dissolution of New AGT. New AGT is dissolved.
            ----------------------


     If there shall occur an Event of Default under subparagraphs (a), (b), (c),
(d), (e), (f),(k), (l) or (m) above, Lender shall be entitled by notice to Borrower to declare this Promissory Note and interest accrued hereon and all liabilities of Borrower hereunder to be forthwith due and payable; and if there shall occur an Event of Default under subparagraphs (g), (h), (i) or (j) above, then this Promissory Note and interest accrued hereon and all liabilities of Borrower hereunder to Lender shall automatically become forthwith due and payable; and in each case the same shall hereupon become due and payable without presentment, demand, protest or notice of any kind (except as specified in this paragraph), all of which are hereby expressly waived.

     Borrower agrees to pay all reasonable costs and expenses incurred by Lender (including reasonable attorney's fees), if any, in connection with the enforcement or collection of this Promissory Note arising after the occurrence of any Event of Default or any event which with notice or lapse of time would constitute an Event of Default, unless such occurrence is cured by Borrower within any applicable grace period or such reimbursement is not required by the terms of any waiver granted by Lender in respect of such occurrence. The obligations of Borrower under this paragraph shall survive the payment of this Promissory Note.

     This Promissory Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws thereof. Borrower agrees that any litigation relating in any way to this Promissory Note shall, if brought by Borrower and may, if brought by Lender, be brought in the otherwise appropriate New York State or federal court in New York, New York.

     Notwithstanding any other provision of this Promissory Note, Borrower shall not be required to pay any amount pursuant to this Promissory Note which is in excess of the maximum amount permitted under applicable law. It is the intention of the parties hereto to conform strictly to any applicable usury law, and it is agreed that if any amount contracted for, chargeable

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       5            CONFIDENTIAL TREATMENT




or receivable under this Promissory Note shall exceed the maximum amount permitted under any such law, any such excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be refunded to Borrower.

     None of the terms or provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Lender and Borrower. No delay or failure on Lender's part to exercise any right under the Promissory Note shall constitute a waiver of that right in that or any other instance. The rights and remedies of Lender hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     IN WITNESS WHEREOF, Borrower has executed this instrument as of the date first set forth above.



                              _____________________________
                              MORTIMER B. ZUCKERMAN










* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

STATE OF NEW YORK   )

                    ) ss:

COUNTY OF __________)


     On the __ day of ____________, 199_, before me personally came MORTIMER B. ZUCKERMAN, to me personally known, who, being by me duly sworn did depose and
say                            *                                    , and that
he is the individual who executed the above agreement.


                         ______________________________
                         Notary Public



                         My Commission Expires:


                         ______________________________

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                       EXHIBIT C

                    AMENDED AND RESTATED GUARANTY AGREEMENT
                    ---------------------------------------

                                                                  April __, 1996



*



Gentlemen:


     For value received and in order to induce           *                 with
its principal place of business                               *
to provide a prebate ("Prebate") to Applied Graphics Technologies, L.P., k/k/a/ Applied Printing Technologies, L.P. with its principal place of business at 463 Barell, Carlstadt, New Jersey 07072 ("AGT"), and to execute the Second Amendment of Loan and Purchase Agreement of even date herewith among
* AGT, Mortimer B. Zuckerman ("Guarantor"), Daily News, L.P, Applied Graphics Technologies, Inc. ("New AGT"), and U.S. News & World Report, L.P. (the "Second Amendment"), Guarantor, an individual
*                            hereby, absolutely and unconditionally, guarantees
unto *       its successors and assigns, the payment of the Prebate, with
applicable interest, to      *   pursuant to and under the First Amendment of
Loan and Purchase Agreement dated September 18, 1995 between       *   AGT and
Guarantor, as amended from time to time (including but not limited to as amended by the Second Amendment), and including any extensions and renewals thereof or part thereof, together with interest, fees, charges, expenses and costs of collection (collectively, the "Liabilities").

     * may without notice or demand of any kind grant any extensions of time to or make any compromise with or release and discharge AGT or New AGT, or any other party or parties liable with AGT or New AGT upon any instrument,
indebtedness or obligation, or any other guarantor thereof, and   *      may
release or omit to collect or enforce or may compromise any collateral security held by it without regard to any demands or requests by Guarantor and without thereby releasing Guarantor hereunder or incurring any liability to Guarantor.

     *      may without notice or demand of any kind realize on and apply any
collateral held by     *     whether or not deposited by Guarantor, to such
obligation or obligations as   *      may elect, whether guaranteed hereby or
not, without regard to any rights of Guarantor in respect to the application thereof. All sums at any time to the credit of the Guarantor and any property
of the Guarantor in    *       possession shall be deemed held by   *      as
security for any and all of Guarantor's obligations hereunder.




* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       2                CONFIDENTIAL TREATMENT


     If AGT or New AGT fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, Guarantor, immediately upon written demand
of   *       will pay to   *     all Liabilities then due and unpaid by AGT or
New AGT as if such Liabilities constituted direct and primary obligations of Guarantor.

     This instrument shall be deemed to be a continuing guaranty of payment and not of collectability and shall remain in full force and effect until full performance and payment of the Liabilities, or until written notice is received
by   *      from Guarantor that Guarantor desires to be relieved of further or future liability hereunder, such notice shall not, however, affect Guarantor's liability for Liabilities then existing, whether absolute or contingent, or subsequent changes in interest rate, renewals or extensions thereof. Notice by Guarantor shall in no way affect or terminate the obligations of any other guarantors as to then existing or future Liabilities. Guarantor's liability hereunder is in no way conditional or contingent upon any attempt to collect from AGT or New AGT or realize upon any collateral security for the Liabilities. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of AGT or New AGT or to any collateral for the Liabilities, unless and until all the Liabilities have been paid and performed in full.

     Guarantor represents and warrants that the execution, delivery and performance hereof and of any term, covenant or condition herein provided for are within his power and are not in conflict with any indenture, contract or agreement to which Guarantor is a party or by which Guarantor is bound, or with any statute, rule regulation, decree, judgment or order binding upon Guarantor.

     Guarantor covenants that from the date hereof until all obligations owing
to   *   hereunder have been paid fully, Guarantor shall furnish to   *
annually, promptly and as soon as available, but in no event more than 90 days after the end of each calendar year, financial statements at the end of and for
such calendar year and, promptly after   *     request, such other financial
information as   *      may from time to time reasonably request.

     Books and records showing the account and amounts outstanding between   *
on the one hand and AGT and New AGT on the other shall be admissible in evidence in any action or proceedings and shall constitute prima facie proof thereof.
Guarantor expressly waives any rights to notice of acceptance from   *      or
to any other notice or demand upon Guarantor or to any other actions or
conditions prior to    *       reliance upon or enforcement of this Guaranty.
* may take or refrain from taking any of the actions authorized under this Guaranty without notice of any kind to Guarantor.

     This Guaranty shall be enforceable as to all of the Liabilities despite any discharge of AGT or New AGT in bankruptcy and despite adjustment of all or any part of the Liabilities in insolvency proceedings or pursuant to some other compromise with creditors.

     If claim is ever made upon   *      for repayment or recovery of any amount
or amounts received by   *      in payment or on account of any of the
Liabilities, and     *   repays all or part of said amount by reason of (a) any
judgment, decree or order of any court or administrative




* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       3                CONFIDENTIAL TREATMENT



body, or (b) any settlement or compromise of any such claim effected by
*                with any such claimant (including AGT or New AGT), then and in such event Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any such Liabilities, and Guarantor shall be and remain liable hereunder for the amounts so repaid or recovered to
the same extent as if such amount had never originally been received by     * .

     Guarantor's liability hereunder is in addition to and independent of any other liabilities such Guarantor has incurred or assumed, or may hereafter incur or assume, by way of endorsement, separate guaranty agreement, or in any other manner, with respect to all or any part of the Liabilities guaranteed hereby. This Guaranty does not supersede or limit any such other liabilities of
Guarantor, and       *    rights and remedies under and pursuant to this
Guaranty and any such other liabilities are cumulative and may be exercised singly or concurrently.

     This instrument shall be binding upon Guarantor, and any heirs, personal
representatives or successors and assigns, and shall inure to    *
benefit.  This instrument contains the entire agreement between parties hereto
and cannot be changed orally.  No failure by      *   to exercise any right
hereunder shall be deemed a waiver thereof, nor shall any single or partial
exercise by       *  of any right hereunder preclude any other or further
exercise thereof, and no waiver by      *   of any right hereunder shall operate
as a waiver of any other right.

     This Guaranty shall be governed by the laws of the State of New York. Any provision of this Guaranty which found to be prohibited by law will be ineffective to the extent to such prohibition without invalidating the remaining provisions.

     IN WITNESS WHEREOF, Guarantor has executed this instrument as of the date first set forth above.

                              __________________________
                              Mortimer B. Zuckerman

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                       4                CONFIDENTIAL TREATMENT



STATE OF NEW YORK       )
                        ) ss:
COUNTY OF ______________)



     On this ___ day of April, 1996, before me personally appeared Mortimer B. Zuckerman who, being by me duly sworn did depose and say
* and that he is the individual who executed the foregoing agreement.


                              ____________________________
                              Notary Public



                              My Commission Expires:

                              ____________________________

* Text deleted pursuant to an application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.